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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                     Date of Report: January 30, 1997
              Date of earliest event reported: January 17, 1997





                      	CHADMOORE WIRELESS GROUP, INC.
	            (Exact name of registrant as specified in its charter)




      	Colorado                    	0-20999                    	84-1058165
	(State or other jurisdiction    	(Commission            	  (IRS Employer
	of incorporation)                	File Number)           	Identification No.)



        	4720 Polaris Street, Las Vegas, Nevada   				              89103
       	(Address of principal executive offices)				            (Zip Code)



Registrant's telephone number, including area code:     		     (702) 891-5255



          (Former name or former address, if changed since last report.)

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Item 5.	Other Events.

       	In a Current Report on Form 8-K dated June 28, 1996, as amended in a Current Report on Form 8-K/A-1 dated July 26, 1996 (collectively, the "Original Reports"), Chadmoore Wireless Group, Inc. (the "Registrant") reported pursuant to Item 2 of Form 8-K the execution of a Stock Purchase Agreement by and between the Registrant and Libero Limited ("Libero"). As is reported in the Original Reports, the Registrant acquired from Libero all of the issued and outstanding common stock of CMRS Systems, Inc. and 800 SMR Network, Inc. for a total contractual value of $34,712.499. of which $3,547,000 was paid in cash and the balance ($31,165,499) was paid in the form of restricted stock and an option (the "Option") to purchase 8,323,857 shares, subject to adjustment, of the Registrant's common stock for a period of ten years at an exercise price of $0.50 per share, pursuant to an Offshore Securities Subscription Agreement and a Stock Option Agreement.

       	As of January 22, 1997, the Registrant and Libero executed a First Amendment to Stock Option Agreement pursuant to which Libero agreed that, beginning February 1, 1997, the Option could not be further exercised as to any unexercised portion thereof until January 1, 1998, and that, beginning January 1, 1998, Libero may exercise the Option, in part, to the extent that Libero may acquire no more than 100,000 shares of underlying common stock in any one calendar quarter until the calendar quarter ending June 30, 1998. Beginning July 1, 1998, Libero may exercise the Option, in part, as remaining shares of underlying common stock, to the extent that Libero may acquire no more than 250,000 of said shares of underlying common stock in any one calendar quarter thereafter. Furthermore, pursuant to the Stock Option Agreement, upon exercise of any portion of the Option, Libero will not own or be deemed to beneficially own, at any time, more than 4.99% of the then issued and outstanding common stock of the Registrant.

Item 7.  Financial Statements and Exhibits

        (a)	Financial Statements

           	None.

        (b)	Exhibits

Exhibit Number and Brief Description

2.1     	Agreement and Plan of Reorganization dated February 2, 1995, by and between Registrant (f/k/a CapVest Internationale, Ltd.) and Chadmoore
         Communications, Inc.(1)
2.2	     Addendum to the Agreement and Plan of Reorganization, dated February
         21, 1995, by and between Registrant (f/k/a CapVest Internationale,
         Ltd.) and Chadmoore Communications, Inc.(1)
2.3	     Addendum No. 2 to the Agreement and Plan of Reorganization, dated
         March 31, 1995, by and between Registrant (f/k/a CapVest
         Internationale, Ltd.) and Chadmoore Communications, Inc.(1)

4.1	     Form of Warrant Certificate, together with the Terms of Warrants(2)
4.2    	 Registration Rights Agreement(3)
4.3    	 Certificate of Designation of Rights and Preferences of Series A
         Convertible Preferred Stock of Registrant(4)

17.1   	 Resignation of David J. Chadwick dated April 30, 1996(5)

99.1   	 The Unaudited Consolidated Financial Statements and Notes thereto contained in Registrant's Quarterly Report on Form 10-QSB for the period ended September 30, 1996 are incorporated by reference

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Item 9.  Sales of Equity Securities Pursuant to Regulation S

       	 The following information is provided pursuant to the Securities and Exchange Commission ("SEC") Division of Corporation Finance's interpretation of the new disclosure requirements set forth in SEC Release No. 34-37801, which was adopted on October 10, 1996, published in the Federal Register on October 18, 1996, and effective on November 18, 1996. The Registrant issued shares of its common stock pursuant to Regulation S upon exercise of options described below.

         Pursuant to the Registrant's grant of option described in Item 5 above, on January 17, 1997, the optionholder exercised 323,857 options at $.50 per share and was issued 323,857 shares of the Registrant's common stock. In addition to the consideration received by Registrant from the optionholder for the grant of option on June 14, 1996, Registrant received additional consideration valued at $161,928.50, the option exercise price, for this exercise of 323,857 options. Description of the consideration received is set forth in Note 11, Prepaid Options, of the Notes to Unaudited Consolidated Financial Statements filed with Registrant's Quarterly Report on Form 10-QSB for the period ended September 30, 1996, incorporated by reference herein.





                                SIGNATURE

        	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CHADMOORE WIRELESS GROUP, INC.


                                By:  /s/ Robert W. Moore
                                Robert W. Moore, President


Date: January 30, 1997